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EXHIBIT 10.3



                      REGULATION S STOCK PURCHASE AGREEMENT

                              Dated April 15, 2003

                                       for

                                NEW VISUAL CORP.

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         Regulation S Stock Purchase Agreement, dated as of April 15, 2002 between New Visual Corporation, a Utah corporation having offices at 5920 Friars Road, San Diego, California, U.S.A. 92108 (the "Company") and Californian Securities S.A., located at Edificio Bilbao Plaza, Suite 418, Avenida Bilbao, Panama City, Republic of Panama. The Company and the Purchaser, intending to be bound and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, covenant and agree as follows:

Certain definitions:
         a. The "Company" means New Visual Corporation, a corporation organized under the laws of the State of Utah.

         b. "Purchaser" means Californian Securities S.A. a Panamanian business company.

         c. "Purchase Notice" means a written or an electronic notice from the Purchaser to the Company of its binding, irrevocable commitment to purchase a specific number of Shares in an exempt transaction subject to Regulation S. The Purchase Notice shall set forth the closing date desired by Purchaser, the number of Shares to be purchased with respect to each date (a "Purchase Date") covered by the Purchase Notice (which shall be the same date or dates on which Shares were sold by or on behalf of Purchaser to third parties), the Share Price as of the trading day immediately preceding each Purchase Date, the proposed Purchase Price per Share on each Purchase Date, the proposed aggregate Purchase Price for all Shares covered by the Purchase Notice, the number of Share certificates to be issued, and the number of Shares represented by each Share certificate.

         d.       "Purchase Price" means $.145 per Share.

         e. "Reg S" shall mean Regulation S and the related Rules promulgated by the SEC pursuant to the Securities Act of 1933 ("Securities Act") as an exemption from registration.

         f.       "SEC" shall mean the United States Securities and Exchange
                  Commission.

         g. "Shares" means shares of common stock of the Company and "Share" means a single share of common stock of the Company.


         PURCHASE, SALE AND TERMS OF SHARES

         1.1. PURCHASE AND SALE. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S., and the Purchaser agrees to purchase, subject to the conditions hereinafter set forth, up to One Million Six Hundred (1,600,000) Shares of the Company.

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         1.2.     CLOSING. The Purchaser will pay the Total Amount Due on a
                  closing date by wire transfer of immediately available funds within 3 business days after receipt of the Share certificates. The Closing shall take place in Panama.

         1.3.     FLOOR PRICE. There is no floor price.

         1.4. DELIVERY OF PURCHASE NOTICE; TERM. Purchaser shall have to and until May 15, 2003 to deliver one or more Purchase Notices to the Company at which time this Agreement shall terminate, unless extended in writing by the parties. A Purchase Notice may be for all or a part of the Shares described in Article
                  1.1 above. Purchaser may deliver more than one Purchase Notice, provided, however, that the number of shares purchased pursuant to all Purchase Notices shall not exceed the number of available Shares described in Article 1.1. Anything herein to the contrary notwithstanding, any Purchase Notice accepted after the end of the term of this Agreement shall be governed by the terms of this Agreement as if it was timely delivered.

         1.5. COVENANT OF BEST EFFORTS. The Purchaser agrees to use its best efforts to purchase up to 1,600,000 Shares between the date hereof and May 15, 2003 ("Best Efforts Period"). Purchaser shall only be liable to purchase the number of Shares set forth in each Purchase Notice.

         1.6. REPRESENTATIONS BY THE PURCHASER. The Purchaser represents and warrants to the Company as follows, which representations and warranties shall be true and correct in all material respects on the date of each closing of the purchase of the Shares:

                  A. ACCESS TO INFORMATION The Purchaser, in making the decision to purchase the Shares, has relied upon the representations and warranties contained in this Agreement as well as independent investigations made by it and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the business of the Company and to receive any additional information, documents, records and books relative to the business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company. Purchaser acknowledges that it has reviewed the SEC Filings (as hereinafter defined).

                  B. SOPHISTICATION AND KNOWLEDGE. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.

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                  C.       LACK OF LIQUIDITY. The Purchaser acknowledges that
                           the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser acknowledges and understands that the Shares may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase and that Purchaser has no present need for liquidity in connection with its purchase of the Shares.

                  D. NO PUBLIC SOLICITATION. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the Company nor the Purchaser nor any person acting on behalf of either of them has engaged or will engage in any "Directed Selling Efforts in the U.S." as defined in Regulation S promulgated by the SEC pursuant to the Securities Act with respect to the Shares purchased hereby.

                  E. ORGANIZATION AND STANDING. The Purchaser has been duly incorporated and is validly existing and in good standing under the laws of the Republic of Belize and has the requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted, to deliver this Agreement and all other agreements required to be executed by the Purchaser in connection with performance under this Agreement (collectively, the "Ancillary Agreements", and collectively with this Agreement, the "Transaction Documents"), to purchase the Shares and to carry out the provisions of the Transaction Documents.

                  F. AUTHORITY FOR AGREEMENT. The execution and delivery by the Purchaser of the Transaction Documents, and the performance by the Purchaser of its obligations thereunder, have been duly and validly authorized by all requisite corporate action on the part of the Purchaser. The Transaction Documents, when executed and delivered, will be legally valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and general principles of equity that restrict the availability of equitable remedies. To the Purchaser's knowledge, the execution and delivery of the Transaction Documents by the Purchaser and the performance by the Purchaser of its obligations there under do not, as of the date hereof, (i) conflict with or violate the provisions of the Purchaser's Charter or Bylaws, (ii) require on the part of the Purchaser any filing with, or any permit, authorization, consent or approval of, any governmental entity or regulatory body (a "Governmental Entity"), (iii) conflict with, result

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                           in a breach of, constitute (with or without due
                           notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, lien, encumbrance or other arrangement to which the Purchaser is a party or by which the Purchaser is bound or to which its assets are subject, (iv) result in the imposition of any Security Interest upon any assets of the Purchaser or (v) violate or contravene any United States federal, Belize corporate or applicable state statute, rule or regulation applicable to the Purchaser or any order, writ, judgment, injunction, decree, determination or award.

                  G. GOVERNMENTAL APPROVAL. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Purchaser in connection with the execution and delivery of the Transaction Documents, the purchase and receipt of the Shares or the other transactions to be consummated as contemplated by this Agreement.

                  H. BROKERS OR FINDERS. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by Purchaser or its respective agents.

                  I. REQUIREMENTS FOR TRANSFER. Purchaser agrees that it will not transfer the Shares, and the Company shall not be required to transfer the shares on its books unless the transferee executes a representation letter in a form reasonably acceptable to the Company.

                  J. COMPLIANCE WITH LOCAL LAWS. The Purchaser will only make offers and sales of the Shares during the "distribution compliance period" as defined in Rule 902(f) of Regulation S to persons permitted to purchase such Shares in offshore transactions in reliance upon Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

                  K. REGULATION S EXEMPTION. The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in

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                           order to determine the applicability of such
                           exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

                           a. The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities
                                    Act) of the Company. A U.S. Person means any one of the following:

                                    i        any natural person resident in the
                                             United States of America;

                                    ii       any partnership or corporation
                                             organized or incorporated under the
                                             laws of the United States of
                                             America;

                                    iii      any estate of which any executor or
                                             administrator is a U.S. person;

                                    iv       any trust of which any trustee is a
                                             U.S. person;

                                    v        any agency or branch of a foreign
                                             entity located in the United States
                                             of America;

                                    vi       any non-discretionary account or
                                             similar account (other than an
                                             estate or trust) held by a dealer
                                             or other fiduciary for the benefit
                                             or account of a U.S. person;

                                    vii      any discretionary account or
                                             similar account (other than an
                                             estate or trust) held by a dealer
                                             or other fiduciary organized,
                                             incorporated or (if an individual)
                                             resident in the United States of
                                             America; and

                                    viii     any partnership or corporation if:

                                    (1)      organized or incorporated under the
                                             laws of any foreign jurisdiction;
                                             and

                                    (2)      formed by a U.S. person principally
                                             for the purpose of investing in
                                             securities not registered under the
                                             Securities Act, unless it is
                                             organized or incorporated, and
                                             owned, by accredited investors (as
                                             defined in Rule 501(a) under the
                                             Securities Act) who are not natural
                                             persons, estates or trusts.

                  b. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

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                  c.       The Purchaser will not, during the period commencing
                           on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

                  d. The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom, and in accordance with all applicable state and foreign securities laws. Without limiting the foregoing, the Purchaser will not, in connection with its resale of the Shares, make any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. Purchaser agrees that, in connection with its resale of Shares, it will provide to the persons who purchase Shares no information regarding the Company that is not contained in the SEC Filings, the Company's website, or written materials approved in advance in writing by the Company.

                  e. The Purchaser has not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing, equity swap or other derivative transaction.

                  f. Neither the Purchaser nor any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                  g. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  h. Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the

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                           Shares, except such advertisements that include the
                           statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

                  i. Each certificate representing the Shares shall be endorsed with the following legends, or substantially similar legends, in addition to any other legend required to be placed thereon by applicable federal or state corporate or securities laws:

                                             (A) "THE SHARES ARE BEING OFFERED
                                    TO INVESTORS WHO ARE NOT U.S. PERSONS (AS
                                    DEFINED IN REGULATION S UNDER THE SECURITIES
                                    ACT OF 1933, AS AMENDED ("THE SECURITIES
                                    ACT")) AND WITHOUT REGISTRATION WITH THE
                                    UNITED STATES SECURITIES AND EXCHANGE
                                    COMMISSION UNDER THE SECURITIES ACT IN
                                    RELIANCE UPON REGULATION S PROMULGATED UNDER
                                    THE SECURITIES ACT."

                                             (B) "TRANSFER OF THESE SHARES IS
                                    PROHIBITED, EXCEPT IN ACCORDANCE WITH THE
                                    PROVISIONS OF REGULATION S, PURSUANT TO
                                    REGISTRATION UNDER THE SUCURITIES ACT, OR
                                    PURSUANT TO AVAILABLE EXEMPTION FROM
                                    REGISTRATION. HEDGING TRANSACTIONS MAY NOT
                                    BE CONDUCTED UNLESS IN COMPLIANCE WITH THE
                                    SECURITIES ACT."

                  j. The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Article 1.5.


                                   ARTICLE II
                            COVENANTS OF THE COMPANY

         2.1. OPERATIONS. Except as otherwise set forth on Schedule 2.1, from and after the date hereof through the final purchase of the Shares, the Company will operate only in the ordinary course of business.

         2.2. INSPECTION. The Company shall permit authorized representatives of the Purchaser to visit and inspect any of the properties of the Company, including its books of account (and to make copies thereof and take extracts there from), and to discuss its affairs, finances and accounts with its officers, employees, independent accountants, consultants and attorneys, all at such reasonable times and as often as may be reasonably requested.

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         2.3.     SHARE REGISTRY; REMOVAL OF LEGEND. The Company consents to
                  Purchaser reselling Shares and to recording the ownership of such shares in book entry form, provided, however, that all such sales are conducted in full compliance with Regulation S and all applicable foreign law or regulation, and the Company and its transfer agent are advised of the identity of each subsequent purchaser. Purchaser or bona fide transferees of Purchaser may request certification of Shares at any time and the Company will instruct its transfer agent to cooperate in this regard. Shares for which the Regulation S distribution compliance period has expired shall be delivered free of any Regulation S legend, provided that the Purchaser or holder of such Shares provides the Company and its counsel with such customary representations as may be reasonably requested in connection with the preparation and delivery to the Company's transfer agent of any required legal opinion.

         2.4. COMMUNICATIONS. The Company will only communicate with the Purchaser or its authorized representative, A-Street Capital Corp., with regard to any aspect of this Agreement or the sale of Shares pursuant to this Agreement.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser as follows, which representations and warranties shall be true and correct in all material respects on the date of each closing of the purchase of the Shares:

         3.1. ORGANIZATION AND STANDING. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Utah and has the requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted, to deliver this Agreement and all other agreements required to be executed by the Company in connection with performance under this Agreement and the Transaction Documents, to issue and sell the Shares and to carry out the provisions of the Transaction Documents. The Company is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

         3.2. AUTHORITY FOR AGREEMENT. The execution and delivery by the Company of the Transaction Documents, and the performance by the Company of its obligations thereunder, have been duly and validly authorized by all requisite corporate action on the part of the Company. The Transaction Documents, when executed and delivered, will be legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and general principles of equity that restrict the

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                  availability of equitable remedies. To the Company's
                  knowledge, the execution and delivery of the Transaction Documents by the Company and the performance by the Company of its obligations thereunder do not, as of the date hereof, (i) conflict with or violate the provisions of the Company's Articles of Incorporation or Bylaws, each as amended, (ii) require on the part of the Company any permit, authorization, consent or approval of, any Governmental Entity, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any material contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, lien, encumbrance or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (iv) result in the imposition of any Security Interest upon any assets of the Company or (v) violate or contravene any United States federal, Utah corporate or applicable state statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award applicable to the Company, except, in the case of subsections (ii), (iii), (iv) or (v), for any such items that would not have a material adverse effect on the operations or financial condition of the Company.

         3.3. SECURITIES LAW FILINGS, ETC. The Company has previously furnished to the Purchaser the Company's filings with the Securities and Exchange Commission as follows: (i) Forms 10-Q dated March 17, 2003 (ii) Forms 10-KA dated February 28, 2003 and Form 10K January 29, 2003 (collectively the "SEC Filings"). The SEC Filings, as of the date of the filing thereof with the SEC, complied in all material respects with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), and in each case the rules and regulations promulgated thereunder, and none of such filings contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3.4. CAPITALIZATION AND ISSUANCES OF STOCK. (a) As of October 31, 2002 the Company has authorized and outstanding capital stock as set forth on Schedule 3.4 and in the Form 10KA dated February 28, 2003. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in the Schedule 3.4: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) there are no shares of stock or other securities of the Company reserved for issuance for any purpose; and (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the

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                  Company to which the Company or, to the best of the Company's knowledge, any stockholder of the Company is a party, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights. The issued and outstanding shares of capital stock of the Company conform to all statements in relation thereto contained in the SEC Filings, and the SEC Filings describe all material terms and conditions thereof. To the Company's knowledge, all issuances by the Company of its securities were exempt from registration under the Securities Act and any applicable state securities laws or were issued pursuant to a registration statement declared effective by the SEC under the Securities Act and which registration statement was available for the sale of the type of securities sold thereunder.

         3.5. SUBSIDIARIES. The Company has the operating subsidiaries described in the SEC Filings and additional subsidiaries that are dormant and not material to the Company's operations or financial condition.

         3.6. ISSUANCE OF SECURITIES. The issuance, sale and delivery of the Shares in accordance with this Agreement, have been, or will be on or prior to the Closing, duly authorized, and the Shares reserved for issuance by all necessary corporate action on the part of the Company. The Shares, when issued, sold, delivered and paid for in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable, and will be free of all liens, charges, claims, encumbrances and restrictions on transfer other than the restrictions on transfer under the Transaction Documents and under applicable state and federal and foreign securities laws.

         3.7. GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, or qualification with, any Governmental Entity is required on the part of the Company in connection with the execution and delivery of the Transaction Documents, the offer, issue, sale and delivery of the Shares or the other transactions to be consummated as contemplated by this Agreement, except qualifications or filings under the Securities Act and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

         3.8. OFFERING EXEMPTION. Assuming the accuracy of the representations and warranties made by the Purchaser, the offer, sale and issuance of the Shares to the Purchaser will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

         3.9. LITIGATION. There is no material action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened, against the Company, except as described

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                  in the SEC Filings or Schedule 3.9 hereto. The Company is not aware of any basis for any of the foregoing or any intent on its part to initiate any of the foregoing.

         3.10. FINANCIAL STATEMENTS. The unaudited financial statements dated as of January 31, 2003 attached hereto as Schedule 3.10 (the "Financial Statements") fairly present the financial condition and results of operations of the Company and are in accordance with the books and records of the Company, in each case as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied to companies domiciled in the United States, except to the extent that the unaudited financial statements may not contain all required footnotes and are subject to normal year-end audit adjustments that in the aggregate will not be material.

         3.11. ABSENCE OF LIABILITIES. Except as set forth in the Financial Statements or in the Company's 10KA dated March 28, 2003, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to January 31, 2003, that individually or in the aggregate are not material to the financial condition or operating results of the Company, and (ii) obligations not required under generally accepted accounting principles to be reflected in the Financial Statements.

         3.12. TAXES. Except as set forth in Schedule 3.12 the Company has paid all taxes due as of the date hereof. The Company has filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns (collectively, "Tax Returns") that the Company is required to file. The Tax Returns were true and correct in all material respects when filed, and all taxes shown thereon to be due have been paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on the Company. No material penalties or other charges are or will become due with respect to any such Tax Returns as the result of the late filing thereof. Except as set forth in Schedule
                  3.12 the Company has either paid or established in the Financial Statements adequate reserves for the payment of all such taxes due or claimed to be due by any taxing authority in connection with any such Tax Returns. None of the Company's federal income tax returns have been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. Neither the Company nor, to the Company's knowledge, any of its stockholders on behalf of the Company has ever filed (i) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation, or (ii) a consent pursuant to
                  Section 341(f) of the Code relating to collapsible corporations.

         3.13. PROPERTY AND ASSETS. The Company has good title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the

                  Financial Statements. Except as set forth in Schedule 3.12, none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in the Financial Statements. The Company does not own any real estate. All personal property of the Company is in good operating condition and repair (ordinary wear and tear and routinely scheduled maintenance excepted) and is suitable and adequate for the uses for which it is intended or is being used.

         3.14. INTELLECTUAL PROPERTY. To the Company's knowledge, the Company owns, or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses presently owned or held by the Company or employed or proposed to be employed by it in its business as now conducted or proposed to be conducted, as well as any agreement under which the Company has access to any confidential information used by the Company in its business (the "Intellectual Property Rights"). The Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity ("Third-Party Intellectual Property Rights"), and to the Company's knowledge the business proposed by the Company will not cause the Company to infringe or violate any Third Party Intellectual Property Rights. The Company is not aware of any violation by any third party of any Intellectual Property Rights of the Company or of any defects in the title thereto. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with: (i) the performance of such employee's duties as an officer, employee or director of the Company; (ii) the use of such employee's best efforts to promote the interests of the Company; or (iii) the Company's business as conducted.

         3.15. COMPLIANCE. Except as set forth in Schedule 3.15, the Company has, in all material respects, complied with all laws, regulations and orders applicable to its business and has all material permits and licenses required thereby. To the Company's knowledge, no employee of the Company is in violation in any material respect of any contract or covenant (either with the Company or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

         3.16. EMPLOYEES. All employees of the Company who have access to confidential or proprietary information of the Company have executed and delivered nondisclosure agreements, and all of such agreements are in full force and effect. Except as set forth on Schedule 3.16, the Company is not aware that any employee of the Company has plans to terminate his or her employment relationship with the Company. The Company has complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers' compensation insurance and the payment of social security and other taxes. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble (including, without limitation, any organizational drive) pending or, to the knowledge of the Company, threatened with respect to the Company.

         3.17. ENVIRONMENTAL AND SAFETY MATTERS. To the Company's knowledge, the Company is not in material violation of any applicable environmental law, and to its knowledge, no material expenditures are or will be required in order to comply with any such environmental law.

         3.18. BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         3.19. BROKERS OR FINDERS. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with the Transaction Documents or any of the transactions contemplated hereby or thereby, except as set forth on Schedule 3.19.

         3.20. DISCLOSURES. The Company has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Shares. None of the information provided to the Purchaser or its agents by the Company pursuant to this Agreement, any Exhibit hereto, the Transaction Documents, or any report, certificate or instrument furnished to the Purchaser or its agents in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV
                               REGISTRATION RIGHTS

         4.1. PIGGY-BACK REGISTRATIONS. If at any time after the first anniversary of the purchase of the Shares, the Company shall determine to register for its own account or the account of others under the Securities Act (including pursuant to a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock options or other employee benefit plans, it shall send to each holder of Registrable Shares who is entitled to registration rights under this Article 4.1 written notice of such determination and, if within fifteen (15) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if in connection with a public offering of the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder on a pro rata basis.

                  "Registrable Shares" shall mean and include the Shares; PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the first to occur of (i) the consummation of any sale pursuant to a registration statement or Rule 144 under the Securities Act, (ii) 90 days after the effectiveness of a registration statement that includes such Registrable Shares, or (iii) the date when such Registrable Shares may be sold without registration under the Securities Act pursuant to Rule 144 thereunder.

         4.2. EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         4.3. INDEMNIFICATION BY THE COMPANY. (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of
                  Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, UNLESS (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Shares (in the case of indemnification of such holder), any such underwriter (in the case of indemnification of such underwriter) or any such controlling person (in the case of indemnification of such controlling person) expressly for use therein, or UNLESS
                  (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

                  (b) Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure by any such person to so notify the Company shall not relieve the Company from any liability it may have hereunder to any other person entitled to claim indemnity or contribution hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may
                  be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

                  (c) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this
                  Article IV or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article 4.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article 4.3 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement, net of any underwriting discounts or commissions paid by such holder; and
                  (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         4.4. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SHARES. (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will, as a condition to registration of the Registrable Shares, agree to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of
                  Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; PROVIDED, HOWEVER, that such holder's obligations hereunder shall be limited to an amount equal to the aggregate public offering price of the Registrable Shares sold by such holder in such registration, net of any underwriting discounts or commissions paid by such holder.

                  (b) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company or another person entitled to indemnification pursuant to this Article 4.4 makes a claim for indemnification pursuant to this Article 4.4, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Article 4.4 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement, net of any underwriting discounts or commissions paid by such holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         4.5. EXCHANGE ACT REPORTS. The Company will use its best efforts to timely file with the Commission such information as the Commission may require under the Exchange Act and shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to its Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Shares without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of the Shares pursuant to

                  Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Shares.

         4.6.     EXPENSES. In the case of each registration effected under
                  Article 4.1, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Shares, including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue Sky" fees; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of the Registrable Shares, or the fees and expenses of counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares.

         4.7. TRANSFERABILITY. For all purposes of Article IV of this Agreement, Purchaser or an assignee thereof who agrees to be bound by the provisions of this Article IV shall be deemed at any particular time to be the holder of all Registrable Shares of which such person shall at such time be the "beneficial owner," determined in accordance with Rule 13d-3 under the Exchange Act.

                                   ARTICLE V
                                  MISCELLANEOUS

         5.1. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5.2. AMENDMENTS, WAIVERS AND CONSENTS. Notwithstanding any provision in this Agreement to the contrary, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the parties shall agree in writing. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.3. ADDRESSES FOR NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth on Schedule 5.3 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Article. All such notices, requests, demands and other communications shall be considered to be effective when delivered.

         5.4. COSTS, EXPENSES AND TAXES. All parties are to bear their own expenses.

         5.5. EFFECTIVENESS; BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and their respective successors and assigns; PROVIDED, that, the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser. The Purchaser may assign all or any part of its rights and obligations hereunder to any person who acquires any Shares owned by the Purchaser subject to the terms and conditions of this Agreement.

         5.6. PRIOR AGREEMENTS. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         5.7. SEVERABILITY. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms of such Transaction Documents shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained therein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         5.8.     GOVERNING LAW; VENUE.

                  A. This Agreement shall be enforced, governed and construed in accordance with the commercial laws of the State of New York, the corporate law of Utah or federal securities law, as applicable, without giving effect to choice of laws principles or conflict of laws provisions. Any dispute arising out of this agreement shall first be submitted to arbitration before a single arbitrator sitting in Chicago, Illinois, said arbitration to be conducted in accordance with the commercial rules of the American Arbitration Association. Any discovery permitted by the arbitrator shall be conducted in accordance with the Federal Rules of Civil Procedure relating to the conduct of written and oral discovery. Judgment may be entered upon the award of the arbitrator in any state or federal court having jurisdiction. The arbitrator shall render his or her findings and award within 30 days of the completion of the hearing. The award shall be in writing and shall state the reasons for the award. The arbitrator may award costs and expenses at his or her discretion. Notwithstanding the foregoing, any party shall be entitled to seek injunctive relief from a state or federal court having jurisdiction and in any case where such relief may be available.

                  B. Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

         5.9. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         5.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         5.11. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.

                                   ARTICLE VI
                          SURVIVAL AND INDEMNIFICATION

         6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Company and Purchaser contained herein shall survive the Closing and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

         6.2 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE PURCHASER. In the event the Company breaches any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 6.1, provided that the Purchaser makes a written claim for indemnification against the Company within the applicable survival period stated in Section 6.1, then the Company agrees to indemnify, defend and hold harmless the Purchaser and its directors, officers, and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act, from and against the entirety of any Adverse Consequences (as defined in Section 6.5) the Purchaser or any such persons may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Purchaser or any such persons may suffer after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

         6.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE COMPANY. In the event the Purchaser breaches any of its representations, warranties, and covenants contained herein, and, if there is

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

                  an applicable survival period pursuant to Section 6.1, provided that the Company makes a written claim for indemnification against the Purchaser within the applicable survival period stated in Section 6.1, then the Purchaser agrees to indemnify, defend and hold harmless the Company and its directors, officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against the entirety of any Adverse Consequences the Company or any such persons may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Company or any such persons may suffer after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

         6.4      MATTERS INVOLVING THIRD PARTIES.

                  (a) If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter (a "THIRD PARTY CLAIM") which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this Article VI, then each Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that a delay on the part of the Indemnified Party in notifying any Indemnifying Party shall not relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                  (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
                           (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with
                           Section 6.4(b), (i) the Indemnified Party may retain

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

                           separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim,
                           (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                  (d) In the event any of the conditions in Section 6.4(b) is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Parties need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (iii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article VI.

         6.5 ADVERSE CONSEQUENCES. As used in this Article VI, "Adverse Consequences" means all proceedings, charges, complaints, claims, causes of action, demands, injunctions, judgments, orders, decrees, rulings, damages, investigation and/or remediation costs, dues, penalties, fines, costs of defense and other costs, amounts paid in settlement, liabilities, obligations, responsibilities, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.


                         [signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Regulation S Stock Purchase Agreement to be executed as of the date first above written.


NEW VISUAL CORP.                                  CALIFORNIAN SECURITIES S.A.



By:  /s/ B Ketch                                  By:


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